SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2004

LENNOX INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-15149 (Commission File Number)	42-0991521 (IRS Employer Identification No.)

2140 Lake Park Blvd. Richardson, Texas (Address of principal executive offices)	75080 (Zip Code)

Registrant’s telephone number, including area code: (972) 497-5000

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits

     Pursuant to the rules and regulations of the Securities and Exchange Commission, the exhibit referenced below and the information set forth therein are deemed to be furnished pursuant to Item 12 hereof and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

EXHIBIT NUMBER		DESCRIPTION
99.1	—	Press release dated August 18, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On August 18, 2004, Lennox International Inc. (the “Company”) issued a press release announcing its unaudited results for the first and second quarters of 2004. For additional information, see the August 18, 2004 press release furnished as Exhibit 99.1 to this report.

     Pursuant to the rules and regulations of the Securities and Exchange Commission, information attached as Exhibit 99.1 is deemed to be furnished pursuant to Item 12 and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LENNOX INTERNATIONAL INC.
Date: August 18, 2004	By:	/s/ Kenneth C. Fernandez
		Name:	Kenneth C. Fernandez
		Title:	Associate General Counsel

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION
99.1	—	Press release dated August 18, 2004.